FOR IMMEDIATE RELEASE

Contact:	Emily Claffey/Benjamin Spicehandler
Sard Verbinnen & Co
212-687-8080
Eve Young
Sard Verbinnen & Co - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000

Douglas Elliman Plans to File Form 10 Registration Statement in Connection with
Planned Spin-Off from Vector Group

MIAMI, FL— November 8, 2021 — Vector Group Ltd. (NYSE: VGR) (“Vector Group”) today announced that Douglas Elliman Inc. (“Douglas Elliman”) plans to file a Form 10 registration statement (the “Form 10”) with the United States Securities and Exchange Commission (“SEC”) in connection with its intended spin-off into a standalone, publicly traded company. The Form 10 will include detailed information about Douglas Elliman, including historic financial information, a description of Douglas Elliman’s business and strategy and other legal and financial disclosures.
Douglas Elliman is one of the largest residential brokerage companies in the New York metropolitan area, which includes New York City, Long Island, Westchester and the Hamptons, and the sixth largest in the U.S. Since 2013, Douglas Elliman has expanded throughout Florida; California; Aspen and Snowmass, Colorado; Houston, Dallas and Austin, Texas; and Massachusetts, including Boston, Cape Cod, Martha’s Vineyard and Nantucket.
With a comprehensive suite of real estate solutions, an industry-leading luxury brand name and a team of world-class employees and agents, Douglas Elliman possesses the strong underlying business fundamentals to drive increased market share. As a standalone, publicly-traded company, Douglas Elliman will pursue profitable growth opportunities through the expansion of its footprint, adoption of cutting-edge property technology (“PropTech”) and investments in PropTech companies through New Valley Ventures, LLC, continued recruitment of best-in-class talent, acquisitions, acqui-hires and operational efficiencies. Douglas Elliman will employ a disciplined capital allocation strategy aimed at generating sustainable long-term stockholder value.
“The filing of the Form 10 registration statement is an important milestone in our plan to create two independent publicly traded companies,” said Howard M. Lorber, President & Chief Executive Officer of Vector Group and Chairman, President & Chief Executive Officer of Douglas Elliman Inc. “With a leading luxury brand and a comprehensive suite of technology-enabled services and investments, Douglas Elliman is well positioned to capitalize on opportunities in the large and growing U.S. residential real estate market. Following the spin-off,

Vector Group’s separate tobacco and real estate businesses will be better positioned to execute their strategic plans to drive each company’s long-term success and unlock value for stockholders.”
“Today’s announcement reflects our confidence in the exciting prospects of Douglas Elliman as an industry-leading brand name differentiated by its utilization of and investment in a portfolio of innovative technology services and a best-in-class team of employees and agents,” said Scott Durkin, Chief Executive Officer of Douglas Elliman Realty, LLC. “As we move forward on this path to establish Douglas Elliman as a standalone public company, our experienced management team remains committed to optimizing our existing portfolio of solutions, expanding our market footprint and making strategic investments in early-stage, disruptive PropTech companies that keep us and our agents on the cutting edge of the industry.”
Completion of the transaction is subject to various conditions, including final approval by the Board of Directors of Vector Group, receipt of a tax opinion from counsel and the effectiveness of the Form 10 registration statement. If all conditions are met, the spin-off is on track for completion late in the fourth quarter of 2021.
Douglas Elliman will register its common stock under Section 12 of the Securities Exchange Act of 1934 and has applied to list its common stock on the New York Stock Exchange (the “NYSE”) under the symbol “DOUG.” Following the spin-off, Vector Group will continue to trade on the NYSE under the symbol “VGR.”
Additional information will be available in the investor presentation posted to Vector Group’s website and filed by Vector Group with the SEC.
A registration statement on Form 10 relating to the proposed distribution of Douglas Elliman securities is expected to be filed with the SEC. Douglas Elliman securities may not be sold, nor may offers to buy be accepted, prior to the time the Form 10 is filed and becomes effective. This release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Douglas Elliman securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Conference Call
Vector Group will host a conference call and webcast on Monday, November 8, 2021 at 5:00 PM ET to discuss its third quarter 2021 results and the spin-off transaction. Investors can access the call by dialing 877-271-1828 and entering 43234619 as the conference ID number. The call will also be available via live webcast at https://www.webcaster4.com/Webcast/Page/2271/43402. Webcast participants should allot extra time to register before the webcast begins. A replay of the call will be available shortly after the call ends on November 8, 2021 through November 22, 2021. To access the replay, dial 877-656-8905 and enter 43234619 as the conference ID number. The archived webcast will also be available at https://www.webcaster4.com/Webcast/Page/2271/43402 for one year.
About Vector Group Ltd.
Vector Group is a holding company for Liggett Group LLC, Vector Tobacco Inc., New Valley LLC, and Douglas Elliman Realty, LLC. Additional information concerning Vector Group is available on its website, www.VectorGroupLtd.com.
Investors and others should note that we may post information about Vector Group or its subsidiaries on our website at www.VectorGroupLtd.com and/or at the websites of those subsidiaries or, if applicable, on their accounts on Facebook, Instagram, LinkedIn, TikTok, Twitter, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Vector Group to review the information we post on our website at www.VectorGroupLtd.com, on the websites of our subsidiaries and on their social media accounts.
Special Note on Forward-Looking Statements
This press release may contain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include information relating to our intent, belief or current expectations, primarily with respect to, but not limited to, economic outlook, capital expenditures, cost reduction, cash flows, operating performance, growth expectations, competition, legislation and regulations, litigation, and related industry developments (including trends affecting our business, financial condition and results of operations) and our potential spin-off of Douglas Elliman.
Forward-looking statements can be identified by words or phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may be,” “objective,” “opportunistically,” “plan,” “potential,” “predict,” “project,” “prospects,” “seek,” and “will be” and similar words or phrases or their negatives. Forward-looking statements involve important risks and uncertainties that could cause our actual results, performance or achievements to differ materially from our anticipated results, performance or achievements expressed or implied by the forward-looking statements. Further information on the risks and uncertainties to the business of Vector Group include the risk factors described in the filings of Vector Group with the SEC.
Factors that could cause actual results of Douglas Elliman to differ materially from those suggested by forward-looking statements include: general economic and market conditions, and any changes therein, due to acts of war and terrorism or otherwise; governmental regulations and policies; adverse changes in global, national, regional and local economic and market conditions, including those related to pandemics and health crises, such as the outbreak of COVID-19 and the impact of potential COVID-19 variants; the extent and timing of COVID-19 vaccine administration and the duration of the COVID-19 pandemic; Douglas Elliman’s ability to effectively manage the impacts of the COVID-19 pandemic and any government-mandated or encouraged suspension of our business operations; the impacts of the Tax Cuts and Jobs Act of 2017, including its impact on the markets of Douglas Elliman’s business; effects of industry competition; severe weather events or natural or man-made disasters, including increasing the severity or frequency of such events due to climate change or otherwise, or other catastrophic events may disrupt Douglas Elliman’s business and have an unfavorable impact on home sale activity; the level of Douglas Elliman’s expenses, including its corporate expenses as a stand-alone publicly-traded company; Douglas Elliman’s status as an emerging growth company; the tax-free treatment of the spin-off; Douglas Elliman’s lack of operating history as a public company and costs associated with being an independent public company; potential dilution to holders of Douglas Elliman’s common stock as a result of issuances of additional shares of common stock to fund its financial obligations and other financing activities; the failure of Douglas Elliman or Vector Group to satisfy their respective obligations under the agreements entered into in connection with the spin-off; and the additional factors described under “Risk Factors” in the information statement attached as an exhibit to the Form 10 to be filed with the SEC by Douglas Elliman.
The forward-looking statements speak only as of the date they are made, and we disclaim any obligation to update or revise the forward-looking statements contained herein, except as otherwise required by applicable federal securities laws.